UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 2, 2021

TORTOISE ACQUISITION CORP. II

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-39508	98-1550630
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6363 College Boulevard Overland Park, KS	66211
(Address of principal executive offices)	(Zip Code)

(913) 981-1020

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-fourth of one redeemable warrant	SNPR.U	New York Stock Exchange
Class A Ordinary Shares included as part of the units	SNPR	New York Stock Exchange
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	SNPR WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously announced, on February 7, 2021, Tortoise Acquisition Corp. II, a Cayman Islands exempted company (“TortoiseCorp”), SNPR Merger Sub I, Inc., a Delaware corporation and wholly owned subsidiary of TortoiseCorp (“First Merger Sub”), SNPR Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of TortoiseCorp (“Second Merger Sub” and, together with First Merger Sub, the “Merger Subs”), and Volta Industries, Inc., a Delaware corporation (the “Volta Charging”), entered into a business combination agreement and plan of reorganization (the “Business Combination Agreement”), pursuant to which First Merger Sub will merge with and into Volta Charging (the “First Merger”), with Volta Charging surviving the First Merger as a wholly owned subsidiary of TortoiseCorp (the “Surviving Corporation”), and the Surviving Corporation will subsequently merge with and into Second Merger Sub (the “Second Merger,” together with the First Merger, the “Mergers”, and together with the other transactions related thereto, the “Proposed Transactions”), with Second Merger Sub surviving the Second Merger as a wholly owned subsidiary of TortoiseCorp.

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference is a press release issued by TortoiseCorp announcing that the extraordinary general meeting relating to the Proposed Transactions will be held at 11:00 a.m. Eastern time on August 25, 2021. The press release also announces that TortoiseCorp has filed with the U.S. Securities and Exchange Commission (the “SEC”) a definitive proxy statement/prospectus under Rule 424 after the SEC declared effective TortoiseCorp’s registration statement on Form S-4 (File No. 333-256173) (as amended, the “Registration Statement”) relating to the Proposed Transactions. Additionally, the press release announces that TortoiseCorp has commenced mailing of the definitive proxy statement/prospectus relating to the Proposed Transactions. The proxy statement/prospectus is being mailed to TortoiseCorp’s shareholders of record as of the close of business on July 15, 2021.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this Current Report on Form 8-K, regarding the Proposed Transactions, TortoiseCorp’s ability to consummate the Proposed Transactions, the benefits of the Proposed Transactions and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this Current Report on Form 8-K, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, TortoiseCorp and Volta Charging disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this Current Report on Form 8-K. TortoiseCorp and Volta Charging caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of either TortoiseCorp or Volta Charging. In addition, TortoiseCorp cautions you that the forward-looking statements contained in this Current Report on Form 8-K are subject to the following factors: (i) the occurrence of any event, change or other circumstances that could delay the business combination or give rise to the termination of the agreements related thereto; (ii) the outcome of any legal proceedings that may be instituted against TortoiseCorp or Volta Charging; (iii) the inability to complete the business combination due to the failure to obtain approval of the shareholders of TortoiseCorp, or other conditions to closing in the transaction agreement; (iv) the risk that the proposed business combination disrupts TortoiseCorp’s or Volta Charging’s current plans and operations; (v) Volta Charging’s ability to realize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of Volta Charging to grow and manage growth profitably following the business combination; (vi) costs related to the business combination; (vii) changes in applicable laws or regulations; and (viii) the possibility that Volta Charging may be adversely affected by other economic, business, and/or competitive factors. Should one or more of the risks or uncertainties described in this Current Report on Form 8-K, or should underlying assumptions prove incorrect, actual results and plans could different materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and financial results of TortoiseCorp and Volta Charging can be found in TortoiseCorp’s periodic filings with the SEC, including TortoiseCorp’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2020 filed with the SEC on May 6, 2021 and Quarterly Report on Form 10-Q for the three months ended March 31, 2021 filed with the SEC on May 19, 2021, as well as TortoiseCorp’s definitive proxy statement/prospectus filed with the SEC on August 2, 2021. TortoiseCorp’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Important Information and Where to Find It

In connection with the Proposed Transactions, TortoiseCorp filed the Registration Statement, which includes the proxy statement/prospectus. The Registration Statement has been declared effective by the SEC and the definitive proxy statement/prospectus is being mailed to TortoiseCorp’s shareholders. The definitive proxy statement/prospectus is also available on the Investor Information section of TortoiseCorp’s website at www.tortoisespac.com, as well as www.sec.gov. TortoiseCorp shareholders and other interested parties are urged to read the definitive proxy statement/prospectus, including, among other things, the reasons for TortoiseCorp’s Board of Directors’ unanimous recommendation that shareholders vote “FOR” the business combination and the other shareholder proposals set forth therein as well as the background of the process that led to the Proposed Transactions.

Participants in the Solicitation

TortoiseCorp and its directors and officers may be deemed participants in the solicitation of proxies of TortoiseCorp shareholders in connection with the Proposed Transactions. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of TortoiseCorp’s executive officers and directors in the solicitation by reading TortoiseCorp’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as amended, the definitive proxy statement/prospectus and other relevant materials filed with the SEC in connection with the business combination. Information concerning the interests of TortoiseCorp’s participants in the solicitation, which may, in some cases, be different than those of their shareholders generally, are set forth in the definitive proxy statement/prospectus.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits
99.1	Press Release, dated as of August 2, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: August 2, 2021

TORTOISE ACQUISITION CORP. II

By:	/s/ Vincent T. Cubbage
Name: Vincent T. Cubbage
Title: Chief Executive Officer and President

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